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                                                                    EXHIBIT 99.3


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SPSS - Q2 2004 SPSS EARNINGS CONFERENCE CALL
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PRESENTATION


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OPERATOR


Good day, everyone, and welcome to the second-quarter 2004 earnings conference call. With the exception of historical information, the matters discussed on the conference call include forward-looking statements that involve risks and uncertainties, including but not limited to market conditions, competition and other risks indicated in the Company's filings with the Securities and Exchange Commission. A full Safe Harbor statement is available on the second-quarter 2004 press release posted at www.SPSS.com.

At this time, I'd like to introduce Mr. Jack Noonan, President and Chief Executive Officer; Mr. Edward Hamburg, Executive Vice President and Chief Financial Officer; and Mr. Douglas Dow, Vice President of Corporate Development. Please go ahead, gentlemen.


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JACK NOONAN  - SPSS INC. - PRESIDENT, CEO


Good morning, everyone, and thank you for joining us to discuss our second-quarter 2004 results. I'll start today's discussion, and then Ed will provide commentary on the numbers, and then that after that we'll open the call up to questions.

As reported in our Wednesday press release, the Company's NASDAQ stock symbol has been changed from SPSSE back to SPSS, as a result of the current filing status of the Company's Form 10-K and 10-Q. With these filings submitted and a notification of continued listing with the NASDAQ, a long and arduous process has come to a close. While this was a labor-intensive exercise, I am extremely pleased with the resulting accuracy of the reporting of the Company's financial results and the support of our shareholders, customers and employees during the restatement process.

That said, let's move beyond these issues and discuss our current results and, perhaps more importantly, our promising future. Despite some mixed results in the first half, I'm cautiously optimistic about our second half. Looking forward, we expect our tools-related, telesales-driven business to continue to thrive and our field sales effectiveness to improve.

My optimism is founded on three component parts -- one, the continued solid performance of our core telesales operations; two, the current strength of our active field sales pipeline, coupled with the fundamental changes we have implemented in our field operations; and three, the adoption of predictive analytics by a wide variety of organizations as a vital component of their decision-making process.

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We are continuing to revitalize our sales force and sales processes. As part of this effort, we have brought new management for North American field sales operations and hired several top-performing account executives from competitors and peers, including Siebel, PeopleSoft, SAP and the SAS Institute. We're also actively implementing a new standard enterprise field sales methodology and a new sales force automation system. In short, we believe that SPSS provides the best predictive analytics solutions available today. Because of this belief, we are committed to improving our execution in the field to ensure that the rest of the marketplace shares our view.

The first half of 2004 showed real progress, in terms of overall revenue and earnings performance on a year-over-year basis. In terms of the most recent quarter, total revenues were relatively flat, primarily due to deal slippage at the end of the quarter. We saw pockets of solid growth within several of our product lines, including an increase of 16 percent in the sales of data mining tools, an 11 percent gain in sales of desktop statistical analysis tools and a 19 percent increase in ShowCase business intelligence suite revenues.

In terms of the applications we acquired with DataDistilleries, we closed two new deals in the quarter, both related to fraud detection and prevention, at European insurance companies. During Q2, we also completed several important product launches, including our new PredictiveCallCenter application, our second major analytic application based on the DataDistilleries technology, an updated version of SPSS Dimension, our recently re-architected enterprise software solution -- survey solution -- and a new release of Clementine, our award-winning data mining workbench. These launches are evidence of our ongoing commitment to providing our current and potential customers with innovative analytics solutions.

In summary, the second quarter was a transition period at SPSS. Along with working through the issues involved in our restatement, we also made progress on each of the initiatives necessary to ensure our future competitiveness. I'm looking forward to a second half of 2004 that brings continued solid performance of our tools, as well as growth from our applications.

At this time, I'd like to turn the call over to Ed Hamburg, our CFO, to give some additional details on the second-quarter 2004 financials.


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EDWARD HAMBURG  - SPSS INC. - EVP, CORPORATE OPERATIONS, CFO, SECRETARY


Thank you, Jack. I'd like just to make a couple of comments on the second quarter and first half of 2004 that are supplemental to those that I make in the press release. The first is that, for those of you who wanted a little help in estimating the effects of charges and credit and license revenue in the second quarter on what could or should have been in the quarter, in terms of earnings per share, please note that 1 cent of earnings at SPSS is approximately equivalent to $300,000 of operating profit.

I also think it's useful to look at the results of the six-month period in 2004, rather than those for the first and second quarters separately. I think this view not only reduces the nausea that one can get from being on the strong upward ride that happened in March and the downward ride that occurred in June, but I think it also gives a better perspective from which to develop expectations of the second half of the year. In my opinion, 2004 began with too much enthusiasm that got corrected in the second quarter, and the combined results show a period of reasonable growth that should persist over the succeeding quarters.

In the outlook section of the press release, I say that with almost all of the costs of our accounting review and restatement behind us, the "E" off our ticker symbol and our sense that market conditions will gradually improve from the second quarter, we expect that our revenue performance in the second half of 2004 to be between $112 and $117 million, with diluted earnings per share of between 40 and 50 cents. Please note that approximately 52 percent of the revenues and about 60 percent of the earnings should be realized in the quarter ending in December.

These estimates for the second half of 2004 compared to 2003 second-half revenues of about $110.3 million and diluted earnings per share of 49 cents; but, as I mentioned, please note that in 2003, in that fourth quarter, we included a one-time income tax benefit of almost $2.8 million that resulted from the utilization of tax credits.

I'd like to move to talk about the overall effects of the recently completed review and restatement of our historical financial results. In short, they were very much in line with our original estimates and expectations that we talked about in March of this year. Most of the effects of the restatement related, as anticipated, to the AOL restatement. The impact of the errors in accounting for deferred revenues turned out to be $5.8 million between 2001 and 2003, and our original estimate in March was $5.5 million. There were additional effects from the reinterpretation of our accounting for revenues from distribution partners and various other adjustments that resulted from the re-audit of our financials going back about five years. These various adjustments reduced earnings per share by 1 cent and by 5 cents, respectively, between 2001 and 2003.

I'd like to conclude with comments on our disclosure controls and procedures. As mentioned in item 9A of our 2003 annual report on Form 10-K, our independent auditors, KPMG, advised the SPSS audit committee that certain identified deficiencies collectively constituted a material control weakness, and they went on to cite specific areas. I'd like to clarify that no one of the cited areas constitutes, by itself, a material weakness -- only the items when taken together. And I'd also like to clarify that many of the points pertain to periods that were prior to 2003. As evidence in this regard is the fact that of all the areas cited by KPMG as


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constituting collectively a material weakness, in 2003 they advised us to make less than $250,000 in adjustments after their audits of all of these areas.

My own personal assessment of the effectiveness of our current disclosure controls and procedures is that on a scale of 1 to 5 -- where 1 is bad and 5 is excellent -- they are a 4, and that I see this score improving over the next few months as we make further progress on the newer initiatives detailed in our recent securities filings.

With that, I would like to turn the discussion back to Jack.


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JACK NOONAN  - SPSS INC. - PRESIDENT, CEO


Thanks, Ed. Now, let's open it up for questions.



QUESTION AND ANSWER


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OPERATOR


(OPERATOR INSTRUCTIONS). Andrew Jeffrey, Needham.


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ANDREW JEFFREY  - NEEDHAM - ANALYST


I note pretty good strength in the BI segment of your business in the second quarter. Can you comment on your outlook in the second half for ShowCase, and to what you attribute the strength? Is it general market demand, low ASPs, a combination thereof?


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JACK NOONAN  - SPSS INC. - PRESIDENT, CEO


There is never one answer, Andrew. It's a combination of things. We're seeing manufacturing coming back. A large percentage of the marketplace we support there is manufacturing. Secondly, we focus the field sales organization specifically as a team worldwide on that specific user base or customer base, which is the iSeries. And I think, last but not least, it's the integration of the predictive analytic umbrella, where we are walking into that marketplace not just selling business intelligence on the iSeries -- we are offering a full predictive analytic solution. So I believe it's a combination of things, which includes all three.


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EDWARD HAMBURG  - SPSS INC. - EVP, CORPORATE OPERATIONS, CFO, SECRETARY


And, Andrew, I would also say that it's probably in the second half, our expectation is that it will not necessarily grow at the double-digit rate that it's done in the first half, but it will continue to show positive territory.


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ANDREW JEFFREY  - NEEDHAM - ANALYST


As to some of the deal slippage that you saw at the end of the quarter, can you comment on whether there has been any pickup in closure rates in the early part of the third quarter?


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JACK NOONAN  - SPSS INC. - PRESIDENT, CEO


Not all of them have, but a good number of them have. We are still pretty comfortable.


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OPERATOR


(OPERATOR INSTRUCTIONS). Denny Fish (ph), JMP Securities.


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SPSS - Q2 2004 SPSS EARNINGS CONFERENCE CALL
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DENNY FISH  - JMP SECURITIES - ANALYST


Actually calling for Pat Walravens. Two questions. First is, do you expect to file your 10-Q on time, by Monday?


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EDWARD HAMBURG  - SPSS INC. - EVP, CORPORATE OPERATIONS, CFO, SECRETARY


We do.


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DENNY FISH  - JMP SECURITIES - ANALYST


And the second question is, I was wondering if you could comment a little bit more on the expenses, Q3/Q4, how much you expect expenses to go down, specifically looking at the G&A area, just in terms of going through trying to get your guidance.


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EDWARD HAMBURG  - SPSS INC. - EVP, CORPORATE OPERATIONS, CFO, SECRETARY


I think G&A is where the effects of the costs of the review and restatement appear. So they will come down by at least $1 million from the second quarter. We'll have a little bit of residual July expense from the review and restatement that will show up in that category, but I think about $1 million reduction into the third quarter is probably what makes sense.


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DENNY FISH  - JMP SECURITIES - ANALYST


And what about on the other expense lines? Do you expect a decrease in sales and marketing as well, or -- just trying to reconcile this -- to get your guidance.


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EDWARD HAMBURG  - SPSS INC. - EVP, CORPORATE OPERATIONS, CFO, SECRETARY


Yes. I would suggest a reduction in sales and marketing, because in sales marketing and services, that's where the effects of the downsizing of the European operations appear. And, while we have some adjustments to do in the third quarter, they are not as large as the ones in the second. So I would say that they would come down, again, about $1 million, at least. And of course, then you have to adjust them back up a little bit, because revenues are anticipated to be higher in the third quarter, and there are revenue-related expenses in that category.

The other is that as we, I think, all anticipate the dollar to strengthen over the remaining months, the effect of currency should dampen the increase -- it should dampen the expense number.


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DENNY FISH  - JMP SECURITIES - ANALYST


Assuming the dollar strengthens?


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EDWARD HAMBURG  - SPSS INC. - EVP, CORPORATE OPERATIONS, CFO, SECRETARY


Correct.


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OPERATOR


Joan Tong, Sidoti & Co.


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JOAN TONG  - SIDOTI & CO. - ANALYST


A couple of questions here. First of all, I just want to make sure I understand your guidance. Ed, can you just remind us what were your guidance in the March quarter for the whole year of 2004?



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EDWARD HAMBURG  - SPSS INC. - EVP, CORPORATE OPERATIONS, CFO, SECRETARY


We said in March that we would be between 220 and 230 in revenues, and between 70 and 80 cents.


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JOAN TONG  - SIDOTI & CO. - ANALYST


Does that mean that you tightened your revenue guidance range this time? It seems like you're looking for 222 to 227 now.


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EDWARD HAMBURG  - SPSS INC. - EVP, CORPORATE OPERATIONS, CFO, SECRETARY


We have tightened it because we are now looking at only a second half, and on the earnings per share side, in March we were anticipating a far shorter and cheaper review and restatement, and we also are now figuring in the effects of all of the adjustments that occurred in the review and restatement.


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JOAN TONG  - SIDOTI & CO. - ANALYST


Related to the 2.5 million accounting charges, is it charges or really more like a higher accounting expenses?


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EDWARD HAMBURG  - SPSS INC. - EVP, CORPORATE OPERATIONS, CFO, SECRETARY


It would be higher accounting expenses.


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JOAN TONG  - SIDOTI & CO. - ANALYST


What was that amount in the March quarter?


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EDWARD HAMBURG  - SPSS INC. - EVP, CORPORATE OPERATIONS, CFO, SECRETARY


About 1.2 million. Oh, excuse me. In the March quarter?


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JOAN TONG  - SIDOTI & CO. - ANALYST


Yes.


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EDWARD HAMBURG  - SPSS INC. - EVP, CORPORATE OPERATIONS, CFO, SECRETARY


About 0.3. About 300,000.


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JOAN TONG  - SIDOTI & CO. - ANALYST


300,000?


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EDWARD HAMBURG  - SPSS INC. - EVP, CORPORATE OPERATIONS, CFO, SECRETARY


Yes. We had barely gotten started in March.


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OPERATOR


(OPERATOR INSTRUCTIONS). John Lausannic (ph), Wasatch Advisors.


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JOHN LAUSANNIC  - WASATCH ADVISORS - ANALYST


I apologize; I missed the first couple minutes of the call. But could you talk about -- I didn't see anything in the press release, which you had talked about in the past, about kind of sales productivity and where you are in that and where you think you can get to that and then again, kind of the longer-term business model in terms of achieving your targeted operating margin.


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JACK NOONAN  - SPSS INC. - PRESIDENT, CEO


I'll start, anyway, with what we've done is we've trimmed down a little bit of the European operation. And we are looking -- specifically, when I focus on field sales productivity I'm talking about my field sales organization, not my telesales organization. And throughout the year, we're seeing steady improvement of revenue per salesperson, so we are marching down the path of continuing to improve our revenue per salesperson.


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EDWARD HAMBURG  - SPSS INC. - EVP, CORPORATE OPERATIONS, CFO, SECRETARY


And, John, on your question related to our ability to achieve the operating margin goals, there's no question that in 2004 we have had a bit of a setback with the additional cost related to the review and restatement. But, assuming that they are all behind us, and I think they are, then I think we are, again -- I think we can get back on the track to get us towards the operating margin goals that we were talking about before.

The only concern I have in this regard is that, because of some of the reinterpretations of how we are going to be accounting for -- how we are going to account for revenue going forward, in particular, the distributor revenues, distribution partner revenues, there is more revenue that is subject to deferral now than in the past.

Now, that would mean that we push out more revenue from a recognition standpoint into future periods, which means that the operating margin number may not be -- the target may not be 18 percent, but it may be something like 16.5 to 17 percent. But it's adjustments at that level, is what I'm looking at going forward.


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JOHN LAUSANNIC  - WASATCH ADVISORS - ANALYST


Now that you guys have started to kind of -- I mean, even you generated cash this quarter and, I guess, hopefully with some of these one-time expenses behind you with all the accounting stuff. How do you think about -- the balance sheet looks healthier than it has probably looked in a long time, from a cash and debt perspective. How do you guys feel about buying back stock?


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EDWARD HAMBURG  - SPSS INC. - EVP, CORPORATE OPERATIONS, CFO, SECRETARY


Jack, do you want to go?


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JACK NOONAN  - SPSS INC. - PRESIDENT, CEO


I was going to say I don't think $36 million in the bank is enough to buy back stock right now. That's kind of as simple as I can make it.


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JOHN LAUSANNIC  - WASATCH ADVISORS - ANALYST


So how large of a cash buildup do you think you need to feel comfortable with the business?


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JACK NOONAN  - SPSS INC. - PRESIDENT, CEO


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Double that.


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EDWARD HAMBURG  - SPSS INC. - EVP, CORPORATE OPERATIONS, CFO, SECRETARY


I would also say, John, that given the limited float we already have, taking more shares out of circulation is probably not one of the top things we could do.


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OPERATOR


(OPERATOR INSTRUCTIONS). Denny Fish.


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DENNY FISH  - JMP SECURITIES - ANALYST


Just a quick operational question. On the telesales versus field sales organization, can you give some color just on what percentage of your business comes through your field group, as opposed to your telesales group? And then secondly, do you have a telesales group supporting worldwide sales or only in specific areas?


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JACK NOONAN  - SPSS INC. - PRESIDENT, CEO


I'll answer the second one first, and give Ed a chance to think about the numbers. In all of our offices -- in fact, all of our distribution partners, whether they are franchises or distributors, they all use the telesales model. So we have a telesales model worldwide.


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EDWARD HAMBURG  - SPSS INC. - EVP, CORPORATE OPERATIONS, CFO, SECRETARY


And on the percentage distribution, I'd say a rough cut at it would be about 50/50.


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OPERATOR


(OPERATOR INSTRUCTIONS). Gentleman, at this time I show no questions in the queue.


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 JACK NOONAN  - SPSS INC. - PRESIDENT, CEO


Well, thanks, everyone, for taking the time to hear about SPSS and our second-quarter results.


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OPERATOR


Ladies and gentlemen, thank you for joining us on the conference call today. You may now disconnect.



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